UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.
(Name of Registrant as Specified in Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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January 11, 2011

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of IsoRay, Inc. (the "Company") to be held at the Westin La Paloma Resort, 3800 East Sunrise Drive, Tucson, Arizona 85718 at 10:00 a.m. local time on Thursday, February 24, 2011.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, IsoRay Medical, Inc. Directors and officers of the Company and representatives of the Company's auditor are expected to be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2010 is contained in our Annual Report to Shareholders.

As we first did last year, this year, in accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders.  Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet.  The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.  We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend in person, we urge you to vote your shares as soon as possible.  As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card.  Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be first-come, first-served basis. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

Dwight Babcock
CEO and Chairman of the Board

350 Hills Street, Suite 106
Richland, WA 99354
www.isoray.com

ISORAY, INC.
NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS

TIME	10:00 a.m., MST, on Thursday, February 24, 2011

PLACE	Westin La Paloma Resort, 3800 East Sunrise Drive, Tucson, Arizona 85718

ITEMS OF BUSINESS	1.	To elect four directors to hold office until the Fiscal 2012 Annual Meeting of Shareholders;

	2.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2011;

3.
Hold an advisory vote on the compensation of the Company's named executive officers as disclosed in the compensation tables and the related disclosure contained in this Proxy Statement under the caption "Executive Compensation;"

4.
Hold an advisory vote on the proposal to have the Company include an advisory vote of the shareholders on the compensation of the Company's named executive officers pursuant to the Section 14A of the Securities Exchange Act every year, two years or three years; and

	5.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on December 27, 2010.

VOTING BY PROXY
If you cannot attend the Annual Meeting, you may vote your shares by voting over the Internet, by telephone, or, if you receive a paper proxy card in the mail, by completing and returning a proxy card in the envelope provided.

ANNUAL REPORT
IsoRay, Inc.'s June 30, 2010 Annual Report on Form 10-K, which is not part of the proxy soliciting material except to the extent portions of it are expressly incorporated by reference into this Proxy Statement, is available over the Internet or by written request for a paper copy.  A copy of the annual report is enclosed if you have elected to receive this Proxy Statement in the mail.

By Order of the Board of Directors,

Fred Swindler
Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about January 11, 2011.

INTERNET AVAILABILITY OF PROXY MATERIALS

As we first did last year, in accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders.  Consequently, most shareholders will not receive paper copies of our proxy materials.  We will instead send these shareholders a Notice Regarding the Availability of Proxy Materials with instructions for accessing the proxy materials, including our proxy statement and annual report, and voting via the Internet.  The Notice Regarding the Availability of Proxy Materials also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.  We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

ISORAY, INC.
350 Hills Street, Suite 106
Richland, Washington 99354

PROXY STATEMENT
Annual Meeting of Shareholders
February 24, 2011

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the "Board") of IsoRay, Inc. of proxies to be voted at the Company's Fiscal 2011 Annual Meeting of Shareholders to be held on February 24, 2011 (the "Annual Meeting"), and at any adjournment or postponement of the Annual Meeting.  These proxy materials were first sent on or about January 11, 2011 to shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving this proxy statement and proxy card?

You are receiving a proxy statement and proxy card from us because you owned shares of our common stock at the close of business on the December 27, 2010 record date for the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

When you sign and return the proxy card, you appoint Dwight Babcock and Robert Kauffman, and each of them individually, as your representatives at the meeting. Dwight Babcock and Robert Kauffman will vote your shares at the meeting as you have instructed them. This way, your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If a matter comes up for vote at the Annual Meeting that is not described in this proxy statement or listed on the proxy card, Dwight Babcock and Robert Kauffman will vote your shares, under your proxy, in their discretion. As of the date of this proxy statement, we do not expect that any matters other than those described in this proxy statement will be voted upon at the Annual Meeting.

Who may vote at the Annual Meeting?

The Board has set December 27, 2010 as the record date for the Annual Meeting.  If you were the owner of Company common or preferred stock at the close of business on December 27, 2010 (the "record date"), you may vote at the Annual Meeting.  You are entitled to one vote for each share of common or preferred stock you held on the record date.

What proposals will be voted on at the Annual Meeting?

Four proposals are scheduled to be voted on at the Annual Meeting. The first is the election of four directors to hold office until the Fiscal 2012 Annual Meeting of Shareholders.  The second is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2011.  The third is an advisory vote by the shareholders on the approval of the compensation of the Company's named executive officers as disclosed in the compensation tables and the related disclosure contained in this proxy statement under the caption "Executive Compensation."  The fourth is an advisory vote by the shareholders on the proposal to include an advisory vote of the shareholders on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act either every year, every two years, or every three years.

How many votes are required to approve the proposals?

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock and preferred stock voting together as one class is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes "for" or "against" and abstentions (including instructions to withhold authority to vote). As of December 27, 2010, there were 25,829,325 shares of common stock and 59,065 shares of preferred stock outstanding.

In voting with regard to the proposal to elect directors ("Proposal 1"), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Minnesota law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

In voting with regard to the proposal to ratify the Audit Committee's appointment of the independent registered public accounting firm ("Proposal 2"), and with regard to the advisory shareholder vote on executive compensation ("Proposal 3"), you may vote in favor of the proposals, vote against the proposals or abstain from voting. In voting with regard to the advisory shareholder vote on the frequency of future advisory shareholder votes on executive compensation ("Proposal 4"), you may vote "year," "two years," "three years" or "abstain."

The vote required to approve Proposals 2, 3 and 4 is governed by Minnesota law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote and therefore will have the same legal effect as voting against Proposals 2, 3 and 4.  Because your vote on Proposals 2, 3 and 4 is advisory, it will not be binding on the Board or the Company. However, the Board and the appropriate committees will consider the outcome of each of the advisory votes when making future decisions regarding the selection of our independent registered public accounting firm, when making future compensation decisions for our executive officers, and when making future decisions regarding the frequency of the advisory vote on the compensation of our executive officers.

You may either vote "FOR" or "AGAINST" Proposals 2 and 3, "YEAR", "TWO YEARS" or "THREE YEARS" on Proposal 4, and "FOR" or "WITHHOLD" authority to vote for each nominee for the Board. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted "FOR" Proposals 2 and 3, "THREE YEARS" on Proposal 4, and "FOR" all director nominees.

Under the rules of the New York and American Stock Exchanges (the "Exchanges") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchanges. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a "broker non-vote" on the proposal. "Broker non-votes" are considered in determining whether a quorum exists at the Annual Meeting, but are not considered as votes cast in determining the outcome of any proposal. We believe that Proposal 2 is the only discretionary proposal.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•	vote your shares on routine matters (Proposal 2) and cast a "broker non-vote" on non-routine matters (Proposals 1, 3 and 4); or

•	leave your shares unvoted altogether.

We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

As of December 27, 2010, our directors and executive officers held or controlled approximately 433,182 shares of our common stock, constituting approximately 1.68% of the outstanding common stock. As of December 27, 2010, our directors and executive officers did not hold or control any shares of our preferred stock. We believe that these holders will vote all of their shares of common stock in accordance with the Board's recommendations on each of the proposals.

How does the Board recommend that I vote?

The Board recommends that you vote your shares "FOR" Proposals 2 and 3, and all of the director nominees, and vote "THREE YEARS" for Proposal 4.  With respect to Proposals 3 and 4, the Board believes that the compensation of the Company's named executive officers is fair and reasonable and that requiring future advisory votes on executive compensation every three years is the preferred approach, as this will minimize the costs associated with soliciting shareholder approval of executive compensation arrangements, while still providing shareholders with a meaningful opportunity to provide input into the executive compensation process.  It will also provide time for the Company to implement any changes it deems advisable following each advisory vote.  As the Company's named executive officers are few in number, and both the named executive officers themselves, and their compensation arrangements, do not change frequently, holding the advisory vote every three years is the recommendation of the Board.

Can my shares be voted on matters other than those described in this Proxy Statement?

Only under limited circumstances. We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

How do I vote my shares without attending the Annual Meeting?

Shareholders of record can vote as follows:

•	Via the Internet: Shareholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Telephone: Shareholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•
By Mail:   Those shareholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials.  If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

•	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in "street name" through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares.  Please follow the directions you are given carefully so your vote is counted.  "Street name" shareholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds their shares and present it to the inspector of elections with your ballot.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting.  You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

May shareholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders' questions of general interest at the end of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account.  To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes.  If you vote by mail, Internet or telephone, you may later change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company before the commencement of the Annual Meeting on February 24, 2011;
•	Voting again via the Internet or telephone;
•	Submitting a properly signed proxy card with a later date;
•	Voting in person at the Annual Meeting; or
•	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a report on Form 8-K that we will file with the SEC shortly after the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

Our Board currently consists of four members. The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following four existing members of the Board for re-election to the Board at the Fiscal 2011 Annual Meeting: Dwight Babcock, Robert Kauffman, Thomas LaVoy and Albert Smith. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2012 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason (which is not anticipated), the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors or fill the position.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 1 to elect Dwight Babcock, Robert Kauffman, Thomas LaVoy and Albert Smith as directors for a one year term expiring at the Fiscal 2012 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Directors

Set forth below is certain information as of January 11, 2011 regarding our current directors and nominees for director, including biographical information.

Mr. LaVoy and Mr. Kauffman took office in July 2005, and Mr. Babcock and Mr. Smith took office in March 2006.

Name	Age	Position Held	Term
Dwight Babcock	63	Chairman, Chief Executive Officer	Annual
Robert Kauffman	70	Vice-Chairman	Annual
Thomas LaVoy	51	Director	Annual
Albert Smith	67	Director	Annual

Dwight Babcock – Mr. Babcock was appointed CEO of the Company on February 18, 2009.  He was previously appointed Chairman and Interim CEO of the Company on February 26, 2008 and has served as a Director of the Company since 2006.  Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc., an information technology company, since 1975.  Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally.  Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985.  BIC was a nationally recognized third party administrator operating within 35 states.  Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets.  Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board.  Mr. Babcock brings over 35 years of CEO-level experience to his service on the Company's Board.

Robert Kauffman – Mr. Kauffman has been a Director of the Company since 2005 and was appointed Vice-Chairman of the Company on February 26, 2008.  Mr. Kauffman has served as Chief Executive Officer and Chairman of the Board of Alanco Technologies, Inc. (NASDAQ: ALAN), an Arizona-based information technology company, since July 1, 1998.  Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.).  Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million.  Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company.  Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.  Mr. Kauffman has substantial experience in serving as CEO for public companies, and brings these skills to his service on the Company's Board.

Thomas LaVoy – Mr. LaVoy has been a Director of the Company since 2005.  Mr. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998.  SuperShuttle is one of the largest providers of shuttle services in major cities throughout the West and Southwest regions of the United States.  He has also served as a director of Alanco Technologies, Inc. (NASDAQ: ALAN) since 1998 and presently serves on its audit committee.  From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc.  Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983.  Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.  Mr. LaVoy brings over 25 years of CFO experience for progressively growing companies in multiple industries to his service on the Company's Board.

Albert Smith – Mr. Smith has been a Director of the Company since 2006.  Mr. Smith was the co-founder of and served as Vice Chairman of CSI Leasing, Inc., a private computer leasing company, from 1972 until March 2005.  He founded Extreme Video Solutions, LLC, a privately held video conferencing company with headquarters in Scottsdale, Arizona, in December 2005.  In January 2008, he formed Face to Face Live, Inc. (successor to Extreme Video Solutions) where he presently serves as CEO.  Mr. Smith presently serves as Chairman of the Board for Doulos Ministries, Inc.  Mr. Smith has extensive experience in marketing and sales having managed a national sales force of over fifty people while at CSI Leasing, Inc.  Mr. Smith holds a BS in Business Administration from Ferris State College.  Mr. Smith brings his entrepreneurial skills in founding and growing multiple private companies, together with a strong sales and marketing background, to his service on the Company's Board.

Board Leadership Structure

Our CEO also serves as Chairman of our Board of Directors, and we have an independent Vice Chairman. The Board has determined that this structure is appropriate because it believes that at this time it is optimal to have one person speak for and lead the Company and the Board, and that the CEO should be that person. We believe that our Vice Chairman position being held by an independent director, the strength of our independent directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of Chairman and CEO.

Our Vice Chairman since February 2008 has been Robert Kauffman. The Vice Chairman presides at meetings of our independent directors. The Vice Chairman may call for other meetings of the independent directors or of the full Board if he deems it necessary. The Vice Chairman also consults with the Chairman regarding meeting agendas, and serves as the principal liaison between the independent directors and the Chairman.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

During fiscal 2012, the Nominations and Corporate Governance Committee intends to begin working with our senior management team to institute a more formal process in which the major business risks facing the Company will be identified and assessed, and appropriate strategies will be identified to respond to such risks. It is contemplated that this risk assessment process will be conducted at least annually.

In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company's compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company's risk management for the same reasons that we believe the structure is most effective for the Company in general, namely, by providing unified leadership through a single person, while allowing for input from our Vice Chairman and other independent directors, all of whom are fully engaged in Board deliberations and decisions.

Board Committees and Meetings

During the fiscal year ended June 30, 2010, the Board held five regularly scheduled and special meetings and took action by written consent on four separate occasions.  The Board has an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

Audit Committee.  The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company's financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company's compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board.  The Audit Committee Charter was attached as Appendix A to the Proxy Statement relating to the Anuual Meeting held in December 2009. The current members of the Audit Committee are Mr. LaVoy (Chairman), Mr. Kauffman and Mr. Smith.  The Board has determined that Mr. LaVoy and Mr. Kauffman are  "audit committee financial experts" as defined under SEC rules.  The Board has affirmatively determined that none of the members of the Audit Commitee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are "independent" as independence is defined in Section 121(A) of the listing standards of the NYSE Amex and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Mr. Smith (Chairman) and Mr. Kauffman, each of whom are "independent" directors within the meaning of SEC rules and NYSE Amex listing standards.  The Committee operates under a charter approved by the Board. The Committee's charter as approved by the Board is attached as Appendix 1 to this Proxy Statement.  The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company's Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's equity incentive plans. The Compensation Committee, among other things, reviews and recommends to the Board employees to whom awards will be made under the Company's equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. Although the Committee's charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for fiscal year 2010.  The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for the other executive officers.

Nominations Committee. The Nominations and Corporate Governance Committee consists of three directors who have all been determined to be "independent" as defined by applicable SEC rules and NYSE Amex listing standards. All directors except Mr. Babcock currently serve on the Nominations and Corporate Governance Committee and Mr. Kauffman serves as its Chairman. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of shareholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts.  The Committee's charter as approved by the Board was attached as Appendix B to the Proxy Statement relating to the Annual Meeting held in December 2009.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities.  All committees report their activities to the full Board.  Each committee charter is posted on the IsoRay website – www.isoray.com.

Each Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company's fiscal year ended June 30, 2010.

The following table summarizes the membership of the Board and each of its committees, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2010.

	Board	Audit	Compensation	Nominations
Dwight Babcock	Chair
Robert Kauffman	Vice-Chair	Member	Member	Chair
Thomas LaVoy	Member	Chair		Member
Albert Smith	Member	Member	Chair	Member
Number of Meetings Held and Consents Taken in Fiscal 2010	9	6	5	1

Executive Sessions

Pursuant to the listing standards of the NYSE Amex, the independent directors are required to meet at least annually in executive sessions. Generally, those sessions are chaired by the Vice Chairman. During fiscal 2010, the Vice Chairman was Mr. Kauffman. During these executive sessions, the Vice Chairman has the power to lead the meeting, set the agenda and determine the information to be provided. During fiscal 2010, the Board held one executive session. The Vice Chairman can be contacted by writing to Vice Chairman, IsoRay, Inc., c/o Fred Swindler, Secretary, 350 Hills Street, Suite 106, Richland, Washington 99354. We screen mail addressed to the Vice Chairman for security purposes and to ensure that it relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria will be forwarded to the Vice Chairman.

Report of the Audit Committee of the Board of Directors

The Audit Committee consists of three outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE Amex listing standards. The Committee operates under a written charter adopted by the Board. Committee members include independent directors Thomas LaVoy (Chair), Robert Kauffman and Al Smith. Both Mr. LaVoy and Mr. Kauffman have each been determined to be qualified as an Audit Committee financial expert as defined in Item 407 of Regulation S-K.

Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company's independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met four times, and took action by written consent on two separate occasions, during the 2010 fiscal year.

The Company's independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company's independent auditor, and to assure the auditor's independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2010.

With respect to the fiscal year ended June 30, 2010, in addition to its other work, the Committee:

•	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2010 and the year then ended;
•
Discussed with DeCoria, Maichel & Teague, P.S. the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T, with respect to its review of the findings of the independent auditor during its examination of the Company's financial statements; and

•
Received from DeCoria, Maichel & Teague, P.S. the written disclosure and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence.  In addition, discussed with the auditors the firm's independence and determined that independence had been maintained.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2010 for filing with the SEC.

Dated: January 11, 2011	AUDIT COMMITTEE
Thomas LaVoy, Chair
Robert Kauffman
Al Smith

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board.  The Committee is governed by the Company's Articles of Incorporation and Bylaws with respect to the nominations process.  The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from shareholders, provided that such nominations are received by the Company's Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year's proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider shareholder nominations for the Board when properly submitted in accordance with the Company's Articles of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by a third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee's evaluations will be based upon several criteria, including the candidate's broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company's image and reputation.

At a minimum, the majority of directors on the Board should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director.  In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company.  The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance.  In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Board deems appropriate, a professional search firm. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Committee will then meet to discuss and consider these candidates' qualifications and then choose a candidate to recommend by majority vote.
Non-Employee Director Compensation

	Fees				Non-qualified
	earned or			Non-equity	deferred
	paid in	Stock	Option	incentive plan	compensation	All other
	cash	awards	awards	compensation	earnings	compensation	Total
Name	($)	($)	($)	($)	($)	($)	($)
Robert Kauffman	61,500	-	-	-	-	-	61,500
Thomas LaVoy	49,500	-	-	-	-	-	49,500
Albert Smith	37,500	-	-	-	-	-	37,500

Beginning in fiscal year 2008, each non-employee director received cash compensation of $3,000 per month.  In addition, each non-employee director received $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended.  Beginning in March 2008, Mr. Kauffman began receiving an additional $2,000 per month for serving as Vice-Chairman, and Mr. LaVoy began receiving an additional $1,000 per month for serving as Audit Committee Chairman.  Each non-employee director had stock options to purchase 150,000 shares of the Company's common stock outstanding as of June 30, 2010.

Effective as of November 1, 2010, each non-employee director will receive cash compensation of $2,000 per month.  In addition, each non-employee director will continue to receive $1,000 per Board meeting attended in person or $500 per Board meeting attended via telephone and $500 per committee meeting attended.  Mr. Kauffman will receive an additional $3,000 per month for serving as Vice-Chairman, and Mr. LaVoy will receive an additional $2,000 per month for serving as Audit Committee Chairman.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics.  The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2006, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to this same report.  The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.isoray.com/corporate_governance.  Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company's common stock and preferred stock as of December 27, 2010 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group.  As of December 27, 2010, the Company had 25,829,325 shares of common stock and 59,065 shares of preferred stock outstanding.  Except as otherwise indicated below, the address for each listed beneficial owner is c/o IsoRay, Inc., 350 Hills Street, Suite 106, Richland, WA 99354.

Common Stock Share Ownership of Certain Beneficial Owners

Name of Beneficial Owner	Common Shares Owned (1)	Common Stock Warrants Exercisable Within 60 Days (2)	Percent of Class (3)
Hudson Bay Master Fund Ltd. (4)	2,101,333	2,234,521	16.79%

Total for Certain Beneficial Owners	2,101,333	2,234,521	16.79%

(1)	Common shares owned are based on the information contained in the Schedule 13G filed by the named beneficial owner with the SEC on December 2, 2010.
(2)
The number of shares of common stock issuable upon exercise of the common stock warrants held by the named beneficial owner can vary based on market prices.  The Company used the exercise price effective as of December 27, 2010 to calculate the number of shares issuable under warrant tranche A-1.  The number of shares issuable under warrant tranche B-1 will not vary, and the number of shares issuable under warrant tranche C-1 will vary due to NYSE AMEX limitations on the number of below-market shares that may be issued without shareholder approval, and these shares were calculated using the information available as of December 27, 2010.

a. Warrant Tranche A-1:	491,642
b. Warrant Tranche B-1:	562,500
c. Warrant Tranche C-1:	1,180,379
(3)
Percentage ownership is based on 25,829,325 shares of common stock outstanding on December 27, 2010.  Shares of common stock subject to stock options or warrants which are currently exercisable or will become exercisable within 60 days after December 27, 2010 are deemed outstanding for computing the percentage ownership of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or group.

(4)	The address of Hudson Bay Master Fund Ltd. is Walkers SPV Limited, Walker House, PO Box 908GT, Mary Street, Georgetown, Grand Cayman, Cayman Islands.

Common Stock Share Ownership of Management

Name of Beneficial Owner	Common Shares Owned	Common Stock Options Exercisable Within 60 Days (1)	Common Stock Warrants Exercisable Within 60 Days (1)	Percent of Class (2)
Dwight Babcock (3)	130,856	550,000	12,500	2.94%
Brien Ragle	–	18,333	–	0.07%
Robert Kauffman	63,802	150,000	–	0.83%
Thomas LaVoy	40,423	150,000	–	0.74%
Albert Smith	198,101	150,000	–	1.35%
Fredric Swindler	–	43,332	–	0.17%
William Cavanagh III	–	–	–	–%
Directors and Executive Officers as a group	433,182	1,061,665	12,500	5.84%

(1)
Common stock options and warrants listed, while exercisable within 60 days in accordance with the stock option agreement issued at the time of the option issuance, are not presently exercisable as all of the options and warrants held by the directors and officers listed in this table are currently subject to a lock-up agreement prohibiting sale for a six month period commencing on November 24, 2010.  The lock-up agreement was entered into in connection with the Company's November 2010 offering.  These options and warrants, while not currently exercisable per the lock-up agreement, were included in the percent of class calculation for comparability to previous filings.

(2)
Percentage ownership is based on 25,829,325 shares of common stock outstanding on December 27, 2010.  Shares of common stock subject to stock options or warrants which are currently exercisable or will become exercisable within 60 days after December 27, 2010 are deemed outstanding for computing the percentage ownership of the person or group holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person or group.

(3)	Mr. Babcock's common shares owned include 2,695 shares owned by his spouse.

Preferred Stock Share Ownership

	Preferred
	Shares	Percent of
Name of Beneficial Owner	Owned	Class (1)
Aissata Sidibe (2)	20,000	33.86%
William and Karen Thompson Trust (3)	14,218	24.07%
Jamie Granger (4)	10,529	17.83%
Hostetler Living Trust (5)	9,479	16.05%
Leslie Fernandez (6)	3,688	6.24%

(1)	Percentage ownership is based on 59,065 shares of Preferred Stock outstanding on December 27, 2010.

(2)	The address of Ms. Sidibe is 229 Lasiandra Ct, Richland, WA 99352.
(3)	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, CA 95119.
(4)	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, WA 99337.
(5)	The address of the Hostetler Living Trust is 9257 NE 175th Street, Bothell, WA 98011.
(6)	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, WA 99352.

No officers or directors beneficially own shares of preferred stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock.  The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a).  The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that IsoRay's executive officers, directors and 10% shareholders timely complied with their filing requirements during the year ended June 30, 2010 except for a single Form 3, which was filed late by Brien Ragle.

Executive Officers

Set forth below is certain information as of January 11, 2011 regarding our current executive officers, including biographical information.

Mr. Babcock took office on February 26, 2008, Mr. Ragle became our principal accounting officer and principal financial officer on October 2, 2009, and Mr. Swindler and Mr. Cavanagh were deemed to be executive officers by the Board effective October 12, 2010. Our Board appoints our officers, and their terms of office are at the discretion of the Board.  None of our officers have employment contracts.

Name	Age	Position Held

Dwight Babcock	63	CEO
Brien Ragle	41	Controller, Principal Financial and Accounting Officer
Fredric Swindler	63	Vice-President, Regulatory Affairs and Quality Assurance
William Cavanagh III	45	Vice-President, Research and Development

Dwight Babcock – Mr. Babcock was appointed CEO of the Company on February 18, 2009.  He was previously appointed Chairman and Interim CEO of the Company on February 26, 2008 and has served as a Director of the Company since 2006.  Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc., an information technology company, since 1975.  Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally.  Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985.  BIC was a nationally recognized third party administrator operating within 35 states.  Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets.  Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board.  Mr. Babcock brings over 35 years of CEO-level experience to his service on the Company's Board.

Brien Ragle – Mr. Ragle has over 14 years of finance and accounting experience, including financial reporting, and cost, project, and management accounting in addition to performing operational analysis.  Mr. Ragle became IsoRay's Controller in October 2009.  Before joining IsoRay in January 2007 as Cost Accounting Manager, Mr. Ragle was employed by BNG America, LLC, a wholly-owned subsidiary of Energy Solutions, LLC (ES) from 2005 to 2006 as a Project Accounting Manager and from 2000 to 2004 as a Business Unit Controller by SCM Consultants, Inc, a wholly-owned subsidiary of Tetra Tech, Inc (TTEK).  Mr. Ragle holds Bachelor of Arts degrees in Business Administration, accounting emphasis, and Hospitality Management from Washington State University and is a Certified Public Accountant in the State of Washington.

Fredric Swindler – Mr. Swindler joined IsoRay Medical in October 2006 and has over 40 years experience in manufacturing and regulatory compliance.  Mr. Swindler also serves as Secretary for IsoRay, Inc., a position he has held since June 11, 2008.  Mr. Swindler served as VP, Quality Assurance and Regulatory Affairs for Medisystems Corporation, a manufacturer and distributor of medical devices, from 1994 until joining the Company.  During his tenure at Medisystems Corporation, Mr. Swindler developed a quality system to accommodate vertically integrated manufacturing, developed regulatory strategies, policies and procedures, and submitted nine pre-market notifications (510(k)) to the FDA.  Prior to this, Mr. Swindler held various positions with Marquest Medical Products from 1989 to 1994, Sherwood Medical Products from 1978 to 1989, Oak Park Pharmaceuticals in 1978, and Mead Johnson & Company from 1969 to 1978.  Mr. Swindler holds a Bachelor of Science degree in Biomedical Engineering from Rose-Hulman Institute of Technology and a Masters of Business Administration from the University of Evansville.

William Cavanagh III – Mr. Cavanagh joined IsoRay Medical in January 2010.  Prior to joining IsoRay, Mr. Cavanagh was most recently been engaged in the research and development of dendritic cell therapies for cancer and infectious diseases.  He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining IsoRay Medical.  At Sangretech, he oversaw the design and implementation of a novel cancer therapy.  Mr. Cavanagh began his extensive career in cancer treatment technologies  in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy).  He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications, and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer.   Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers.  Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and completed two years of medical school before beginning his career in research management.

Significant Employees

A significant employee of our subsidiary, IsoRay Medical, Inc., and his age as of January 11, 2011 is set forth in the table below. Also provided is a brief description of the experience of our significant employee during the past five years.

Name	Age	Position Held
Lane Bray	82	Chemist

Lane Bray – Mr. Bray is known nationally and internationally as a technical expert in separations, recovery, and purification of isotopes and is a noted authority in the use of cesium and strontium ion exchange for Department of Energy's West Valley and Hanford nuclear waste cleanup efforts.  In 2000, Mr. Bray received the 'Radiation Science and Technology' award from the American Nuclear Society.  Mr. Bray has authored or co-authored over 110 research publications, 12 articles for nine technical books, and holds 28 U.S. and foreign patents.  Mr. Bray patented the USDOE/PNNL process for purifying medical grade Yttrium-90 that was successfully commercialized in 1999.  Mr. Bray also invented and patented the proprietary isotope separation and purification process that is assigned to IsoRay.  Mr. Bray was elected 'Tri-Citian of the Year' in 1988, nominated for 'Engineer of the Year' by the American Nuclear Society in 1995, and was elected 'Chemist of the Year for 1997' by the American Chemical Society, Eastern Washington Section.  Mr. Bray retired from the Pacific Northwest National Laboratory in 1998.  Since retiring in 1998, Mr. Bray worked part time for PNNL on special projects until devoting all of his efforts to IsoRay in 2004.  Mr. Bray has been a Washington State Legislator, a Richland City Councilman, and a Mayor of Richland.  Mr. Bray has a B.A. in Chemistry from Lake Forest College.

EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals.  Salary and other compensation for these officers, employees and former officers are set by the Compensation Committee of the Board of Directors, except for employee compensation which is set by officers of the Company.

Summary Compensation Table

							Nonqualified
						Nonequity	deferred
				Stock	Option	incentive plan	compensation	All other
		Salary	Bonus	awards	awards	compensation	earnings	compensation	Total
Name and principal position	Year	($)	($)	($)	($) (1)	($)	($)	($)	($)
Dwight Babcock	2010	237,539	25,000	-	136,000		-	-	398,539
Chairman and CEO (2)	2009	140,308	-	-	50,000	-	-	-	190,308
Brien Ragle	2010	92,771	-	-	24,480	-	-	-	117,251
Controller, PFO / PAO	2009	83,109	-	-	5,202	-	-	-	88,311
Robert Bilella	2010	97,200	100,650	-	5,610	-	-	-	203,460
Territory Sales Manager	2009	86,722	106,550	-	2,448	-	-	-	195,720
Frederic Swindler	2010	160,000	-	-	24,480	-	-	-	184,480
VP – QA / RA	2009	160,000	-	-	9,450	-	-	-	169,450

(1)
Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years ended June 30, 2010 and 2009, respectively.  All such options were awarded under one of the Company's stock option plans.  All options awarded (with the exception of Mr. Babcock's stock option grants that were immediately vested on the grant date) vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant.  All options were granted at the fair market value of the Company's stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements included in the Company's Form 10-K for the fiscal year ended June 30, 2010 to value the options.

(2)
Mr. Babcock became the Chairman and Interim CEO on February 26, 2008 and was appointed CEO on February 18, 2009.  He was serving as Interim CEO on a contract basis.  Mr. Babcock also received compensation as a Director of the Company until his appointment as CEO on February 18, 2009, which is disclosed in the table above.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable	Equity Incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
	50,000		-	-	6.30	03/31/2016
	50,000		-	-	3.80	06/23/2016
	50,000		-	-	3.11	08/15/2016
Dwight Babcock	50,000		-	-	4.14	06/01/2007
Chairman and CEO	100,000		-	-	0.75	05/13/2018
	200,000		-	-	0.26	06/07/2019
	100,000		-	-	1.43	06/30/2020

Brien Ragle	5,000	(2)	-	-	4.40	03/02/2017
Controller, Principal Financial and	2,000	(3)	-	-	4.14	06/01/2017
Accounting Officer	34,000	(5)	-	-	0.26	06/01/2019
	20,000	(6)	-	-	1.43	06/30/2020

Fred Swindler	10,000	(2)	-	-	4.40	03/02/2017
Vice-President, Quality Assurance and	10,000	(3)	-	-	4.14	06/01/2017
Regulatory Affairs	10,000	(4)	-	-	0.65	07/01/2018
	50,000	(5)	-	-	0.26	06/01/2019
	20,000	(6)	-	-	1.43	06/30/2020

Robert Bilella	18,236	(1)	-	-	4.15	06/23/2015
Territory Sales Manager	18,000	(5)	-	-	0.26	06/01/2019
	5,000	(6)	-	-	1.43	06/30/2020

(1)	Represents a June 23, 2005 grant, all of which were exercisable as of June 23, 2008.
(2)	Represents a March 2, 2007 grant, all of which were exercisable as of March 2, 2010.
(3)	Represents a June 1, 2007 grant, all of which were exercisable as of June 1, 2010.
(4)
Represents a July 1, 2008 grant, one-third of which became exercisable on July 1, 2009, one-third of which became exercisable on July 1, 2010, and the final third will become exercisable on July 1, 2011.

(5)
Represents a June 1, 2009 grant, one-third of which became exercisable on June 1, 2010, one-third of which will become exercisable on June 1, 2011, and the final third will become exercisable on June 1, 2012.

(6)
Represents a June 30, 2010 grant, one-third of which will become exercisable on June 30, 2011, one-third of which will become exercisable on June 30, 2012, and the final third will become exercisable on June 30, 2013.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company.  Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding.  Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management.  The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

IsoRay Medical, Inc.'s patent rights to its Cs-131 process were acquired from Lane Bray, a shareholder and employee of the Company, and are subject to a 1% royalty on gross profits and certain contractual restrictions.  Pursuant to the royalty agreement, the Company must also pay a royalty of 2% of Gross Sales, as defined in the royalty agreement, for any sub-assignments of the aforesaid patented process to any third parties.  The royalty agreement will remain in force until the expiration of the patents on the assigned technology, unless earlier terminated in accordance with the terms of the underlying agreement.  The Company recorded royalty expense of $23,041 and $20,063 for the years ended June 30, 2010 and 2009, respectively, related to these payments.

Patent and Know-How Royalty License Agreement

Effective August 1, 1998, Pacific Management Associates Corporation (PMAC) transferred its entire right, title and interest in an exclusive license agreement with Donald Lawrence to IsoRay, LLC (a predecessor company) in exchange for a membership interest.  The terms of the license agreement require the payment of a royalty based on the Net Factory Sales Price, as defined in the agreement, of licensed product sales.  Because the licensor's patent application was ultimately abandoned, only a 1% "know-how" royalty based on Net Factory Sales Price, as defined, remains applicable.  To date, management believes that there have been no product sales incorporating the "know-how" and that therefore no royalty is due pursuant to the terms of the agreement.  Management believes that ultimately no royalties should be paid under this agreement as there is no intent to use this "know-how" in the future.

The licensor of the Lawrence "know-how" has disputed management's contention that it is not using this "know-how".  On September 25, 2007 and again on October 31, 2007, the Company participated in nonbinding mediation regarding this matter; however, no settlement was reached with the Lawrence Family Trust.  After additional settlement discussions which ended in April 2008, the parties still failed to reach a settlement.  The parties may demand binding arbitration at any time.

Review and Approval of Related Party Transactions

The Board reviews all transactions between the Company and any of its officers and directors.  The Company's Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders.  In addition, the Company's general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors, to the extent that they may arise.  The Board and the Nominations and Corporate Governance Committee review any transaction with an officer or director to determine, on a case-by-case basis, whether a conflict of interest exists.  The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary.  The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to the Nominations and Corporate Governance Committee.

Since the beginning of fiscal year 2010, we did not enter into any transactions with related persons that were subject to our related person transaction policy.

Director Independence

Using the standards of the NYSE Amex, the Company's Board has determined that Mr. Kauffman, Mr. LaVoy, and Mr. Smith each qualify under such standards as an independent director.  Mr. Kauffman, Mr. LaVoy and Mr. Smith each meet the NYSE Amex listing standards for independence both as a director and as members of the Audit and Nominating Committees, and Mr. Kauffman and Mr. Smith each meet the NYSE Amex listing standards for independence both as a director and as a member of the Compensation Committee.  Mr. Babcock is not independent under these standards.  The Company did not consider any relationship or transaction between itself and the independent directors not already disclosed in this proxy statement in making this determination.

Director and Officer Indemnification

Our Articles of Incorporation provide to directors and officers indemnification to the full extent provided by law, and provide that, to the extent permitted by Minnesota law, a director will not be personally liable for monetary damages to us or our shareholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Minnesota law.  In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

Vote Required for Election

The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

PROPOSAL 2 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2011, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain DeCoria, Maichel & Teague, P.S., but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

Representatives of DeCoria, Maichel & Teague, P.S. are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

The Company paid or accrued the following fees in each of the prior two fiscal years to its principal accountant, DeCoria, Maichel & Teague, P.S.:

	Year ended	Year ended
	June 30,	June 30,
	2010	2009

1. Audit fees	$65,861	$31,047
2. Audit-related fees	–	–
3. Tax fees	10,350	7,900
4. All other fees	22,750	–

Totals	$98,961	$39,947

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC.  Tax fees include fees for the preparation of our federal and state income tax returns.  All other fees are related to deferred offering costs for the active S-3 filing.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S.  In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee.  The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit.  All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification.  All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

The Company's principal accountant, DeCoria, Maichel & Teague P.S., did not engage any other persons or firms other than the principal accountant's full-time, permanent employees.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 2 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

PROPOSAL 3 – ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, requires us to hold an advisory vote on the compensation of our executive officers, as disclosed in this proxy statement in accordance with the rules of the SEC. As described in further detail in this proxy statement, we design our executive officer compensation programs to attract, motivate and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to "pay for performance," meaning that a portion of our executive officer compensation is variable and will be determined based on our performance. In addition, we design our executive compensation to encourage long-term commitment by our executive officers to IsoRay.

Please read the "Executive Compensation" section of this proxy statement, beginning on page 17. That section of the proxy statement, which includes our executive officer compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our executive officers. Highlights of our executive officer compensation programs and policies are as follows:

•
We do not enter into employment agreements with our executive officers, which results in a lack of severance pay obligations, lack of change in control payments, and  the ability of the Board and the CEO to dismiss executive officers at will, all of which the Board believes ultimately can save the Company ongoing severance obligations and encourage performance by the executive officers.

•	The discretionary bonus available to our CEO is linked to the success of the Company in raising capital and cutting costs.

•	The compensation of our executive officers other than our CEO is not linked to the performance of the Company, except for discretionary bonuses, but is instead based on industry standards.

•	The compensation of our Controller/Principal Financial Officer is less than the industry norm for a CFO, as our Controller does not have past CFO experience.

•	Due to the continued severe impact of the world-wide financial crisis on our business and markets, we did not provide any meaningful increases in base salary to any executive officer in fiscal 2010.

•
We provide executive officers with long-term incentives in the form of stock options. These equity-based awards, which generally vest over a period of three years, link compensation with the long-term price performance of our stock, and also provide a substantial retention incentive.

•	We do not provide substantial perquisites to our executive officers.

We are requesting shareholder approval of the compensation of our executive officers as disclosed in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, gives our shareholders the opportunity to express their views on our executive officers' compensation. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our executive officers and the philosophy, policies and practices described in this proxy statement.

The Company is providing you the opportunity, as a shareholder, to endorse or not endorse our executive pay program and policies through the following resolution:

"RESOLVED, that the shareholders approve the compensation of executive officers as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement."

As provided in the Exchange Act, the vote is not binding on the Board and may not be construed as overruling a decision by the Board, nor creating or implying any additional fiduciary duty by the Board, nor be construed to restrict or limit the ability of shareholders to make proposals for inclusion in proxy materials related to executive compensation.

The Board believes that the Company's compensation policies and procedures are strongly aligned with the long-term interests of our shareholders. Because your vote is advisory, it will not be binding upon the Board. However, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

The Board unanimously recommends a vote "FOR" approval of the compensation of executive officers as described in the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this proxy statement.

PROPOSAL 4 – ADVISORY (NON-BINDING) VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION VOTE

The Dodd-Frank Act also requires us to hold an advisory vote on the frequency of the advisory vote on the compensation of our executive officers described in Proposal 3 in this proxy statement. By voting on this Proposal 4, shareholders may indicate whether they would prefer that we hold a say-on-pay vote every one, two or three years. We believe that our executive compensation is straightforward, uncontroversial and highly unlikely to provide incentives for excessive risk-taking. Accordingly, we ask that you support a frequency of every three years for future shareholder advisory votes on the compensation of our executive officers. We believe that a three-year cycle provides the Board and the Compensation Committee with sufficient time to thoughtfully evaluate and respond to shareholder input and effectively implement changes, as needed, to our executive compensation program.

By voting on this Proposal 4, shareholders may indicate whether they would prefer an advisory vote on executive officer compensation every one, two or three years. A frequency of one year, two years or three years must receive a majority of the votes represented and entitled to vote at the meeting to be deemed by us as the frequency for the advisory vote on executive officer compensation that has been selected by shareholders. The Board will consider the outcome of the vote requested by this Proposal 4 when making future decisions regarding the frequency of the "say-on-pay" vote described in Proposal 3 of this proxy statement. However, because this is an advisory vote and not binding on the Board or the Company, the Board may decide that it is in the best interest of our shareholders and the Company to hold an advisory vote on the compensation of our executive officers more or less frequently than the frequency approved by our shareholders.  In addition, should the SEC determine that smaller reporting companies such as the Company are exempt from holding a regular "say-on-pay" vote, the Company may elect not to include an advisory vote on executive compensation in future proxy statements.

The Company is presenting the following proposal, which gives you as a shareholder the opportunity to inform the Company as to how often you wish the Company to include a proposal, similar to Proposal 3, in our proxy statement.  This resolution is required pursuant to Section 14A of the Securities Exchange Act.  While our Board of Directors intends to carefully consider the shareholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

"RESOLVED, that the shareholders wish the Company to include an advisory vote on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act every:

•           year;

•           two years; or

•           three years."

The Board unanimously recommends a vote of "THREE YEARS" on the proposal to include an advisory vote of the shareholders on the compensation of the Company's named executive officers pursuant to Section 14A of the Securities Exchange Act either every year, every two years, or every three years.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Fred Swindler, Corporate Secretary
IsoRay, Inc.
350 Hills St., Suite 106
Richland, WA 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a "shareholder-board communication" or "shareholder-director communication."  You must include your name and address in the written communication and indicate whether you are a shareholder of the Company.  We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors.  The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder's request.

Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company's annual meetings of shareholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy.  Shareholders are encouraged to interact with the directors at that time. All the directors attended the last annual meeting of the Company's shareholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common and preferred stock as of the Record Date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company's Corporate Secretary, Fred Swindler, will serve as the inspector of elections for the Annual Meeting.

Adjournment of the Annual Meeting

In the event there is an insufficient number of shares of our common stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will request approval to adjourn the Annual Meeting to a later date.  The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company's proxy materials for the Fiscal 2012 Annual Meeting of Shareholders, any shareholder proposal to take action at such annual meeting must generally be received at the Company's executive offices at 350 Hills St., Suite 106, Richland, Washington 99354 no later than November 26, 2011 in order to be considered timely under SEC rules and the advance notice provisions of the Company's Bylaws.  Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•
The name, address, and biography of the candidate, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

•	The name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•
With respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2012 Annual Meeting of Shareholders, a director candidate nomination must be received by the Secretary by November 26, 2011 in order to be considered timely under SEC rules and the advance notice provisions of the Company's Bylaws.

However, if the date of the Fiscal 2012 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Fiscal 2011 Annual Meeting, notice by the shareholder of a proposal must be received no later than ninety days before the date of the Fiscal 2012 Annual Meeting, or, if later, by the close of business on the 10th calendar day after the first public announcement of the date of such annual meeting. A public announcement includes disclosure in (1) a document filed by the Company with the SEC, (2) a mailed notice of the Fiscal 2012 Annual Meeting, and (3) a press release reported by a national news service. Unless otherwise provided in the Company's bylaws, a shareholder who wishes to put forth a proposal at the Fiscal 2012 Annual Meeting of Shareholders without including the proposal in the Company's proxy statement must notify the Company of such proposal by December 26, 2011.  If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2012 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as "householding" and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

1. If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 350 Indiana Street, 8th Floor, Golden, Colorado 80401 (Attn: IsoRay, Inc. Representative) or calling (303) 262-0710.

2. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company has elected to incorporate by reference certain information into this Proxy Statement.  By incorporating by reference, the Company can disclose important information to you by referring you to another document it has filed separately with the SEC and delivered to you with this Proxy Statement.  The information incorporated by reference is deemed to be a part of this Proxy Statement.  However, any statement contained in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this Proxy Statement modifies or supersedes the statement.  Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

This Proxy Statement incorporates by reference the information set forth under the following captions in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2010 – (i) Item 6 – Selected Financial Data, (ii) Item 7 – Management's Discussion and Analysis of Financial Condition and Results of Operations, (iii) Item 7A – Quantitative and Qualitative Disclosures About Market Risk, (iv) Item 8 – Financial Statements and Supplementary Data, and (v) Item 9 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The Company's June 30, 2010 Annual Report on Form 10-K is enclosed with this Proxy Statement, and is also available over the Internet or by written request as described below.

The Company will furnish to shareholders without charge a copy of its Form 10-K for the fiscal year ended June 30, 2010, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to IsoRay, Inc., 350 Hills St., Suite 106, Richland, WA 99354, Attn: Corporate Secretary.  Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC's World Wide Web site at http://www.sec.gov.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

Fred Swindler
Secretary

APPENDIX 1

Compensation Committee Charter
Purpose

The purpose of the Compensation Committee (the "Committee") shall be as follows:

1.           To determine, or recommend to the Board of Directors for determination, the compensation for the Chief Executive Officer (the "CEO") of the Company.

2.           To determine, or recommend to the Board of Directors for determination, the compensation for all officers of the Company other than the CEO.

3.           To produce an annual report on executive compensation for inclusion in the Company's annual proxy statement in accordance with applicable rules and regulations of the Securities and Exchange Commission (the "SEC") and other regulatory bodies.

Composition

The Committee shall consist of two members of the Board of Directors, each of whom is not an officer of the company.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

1

APPENDIX 1

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its review and establishment of the performance criteria and compensation of designated key executives, the Committee should meet separately at least on an annual basis with the CEO and any other corporate officers as it deems appropriate. However, the Committee should also meet from time to time without such officers present, and in all cases, such officers shall not be present at meetings at which their performance and compensation are being discussed and determined.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Setting Compensation for Officers and Directors

1.           Establish and review the overall compensation philosophy of the Company.

2.           Review and approve the Company's corporate goals and objectives relevant to the compensation for the CEO and other officers, including annual performance objectives.

3.           Evaluate the performance of the CEO and other officers in light of those goals and objectives and, based on such evaluation, approve, or recommend to the full Board of Directors the approval of, the annual salary, bonus, stock options, and other benefits, direct and indirect, of the CEO and other executive officers.

2

APPENDIX 1

4.           In approving or recommending the long-term incentive component of compensation for the CEO and other executive officers, the Committee should consider the Company's performance and relative stockholder return, the value of similar incentive awards to CEOs and other executive officers at comparable companies, and the awards given to the CEO and other executive officers in past years. The Committee is not precluded from approving awards (with the ratification of the Board of Directors) as may be required to comply with applicable tax laws, such as Rule 162(m).

5.           In connection with executive compensation programs, the Committee should do the following:

►	Review and recommend to the full Board of Directors, or approve, new executive compensation programs;

►	Review on a periodic basis the operations of the Company's executive compensation programs to determine whether they are properly coordinated and achieving their intended purposes;

►	Establish and periodically review policies for the administration of executive compensation programs; and

►	Take steps to modify any executive compensation program that yields payments and benefits that are not reasonably related to executive and corporate performance.

6.           Establish and periodically review policies in the area of senior management perquisites.

7.           Consider policies and procedures pertaining to expense accounts of senior executives.

8.           Review and recommend to the full Board of Directors compensation of directors as well as directors' and officers' indemnification and insurance matters.

9.           Review and make recommendations to the full Board of Directors, or approve, any contracts or other transactions with current or former executive officers of the Company, including consulting arrangements, employment contracts, change-in-control agreements, severance agreements, or termination arrangements, and loans to employees made or guaranteed by the Company.

Monitoring Incentive and Equity-Based Compensation Plans

10.         Review and make recommendations to the Board of Directors with respect to, or approve, the Company's incentive-compensation plans and equity-based plans, and review the activities of the individuals responsible for administering those plans.

3

APPENDIX 1

11.         Review and make recommendations to the full Board of Directors, or approve, all equity compensation plans of the Company that are not otherwise subject to the approval of the Company's shareholders.

12.         Review and make recommendations to the full Board of Directors, or approve, all awards of shares or share options pursuant to the Company's equity-based plans.

13.         Monitor compliance by executives with the rules and guidelines of the Company's equity-based plans.

14.         Review and monitor employee pension, profit sharing, and benefit plans.

15.         Have the sole authority to select, retain, and/or replace, as needed, any compensation or other outside consultant to be used to assist in the evaluation of director, CEO, or senior executive compensation. In the event such a compensation consultant is retained, the Committee shall have the sole authority to approve such consultant's fees and other retention terms.

Reports

16.         Prepare an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations of the SEC and other applicable regulatory bodies.

17.         Report regularly to the Board of Directors with respect to matters that are relevant to the Committee's discharge of its responsibilities and with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

18.         Maintain minutes or other records of meetings and activities of the Committee.

4

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M28772-P04318 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISORAY, INC.

The Board of Directors recommends you vote FOR the following:

Vote on Directors

	For All	Withhold All	For All Except
1. Elect as directors the four nominees listed below to serve until the Fiscal 2012 Annual Meeting of Shareholders and until their successors are elected and qualified (except as marked to the contrary above):	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dwight Babcock
02) Robert R. Kauffman
03) Thomas C. LaVoy
04) Albert Smith

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

The Board of Directors recommends you vote 3 years on the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M28773-P04318

REVOCABLE PROXY

ISORAY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE FISCAL 2011 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Dwight Babcock and Robert Kauffman, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock and preferred stock of IsoRay, Inc. (the "Company") that the undersigned is entitled to vote at the Fiscal 2011 Annual Meeting of Shareholders of the Company, to be held at 3800 East Sunrise Drive, Tucson, Arizona 85718, on Thursday, February 24, 2011, at 10:00 a.m., local time, and at any and all adjournments thereof, as indicated below.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted in accordance with the Board's recommendation on each of the proposals listed on the reverse side of this proxy card. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the board of directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by (1) giving written notice to Fred Swindler, Corporate Secretary, 350 Hills Street, Suite 106, Richland, Washington 99354, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the Annual Meeting.

Address Changes/Comments: ______________________________

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side